Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement is made and entered into this 1st day of July, 2020, by and among WEX Inc., a Delaware corporation (the “Company”), and WP Bronco Holdings, LLC, a Delaware limited liability company (the “Purchaser”).
This Agreement is made pursuant to the Purchase Agreement (the “Purchase Agreement”), dated June 29, 2020, by and among the Company and the Purchaser, which provides for the sale by the Company to the Purchaser of up to $310,000,000 original aggregate principal amount of the Company’s 6.50% Convertible Senior Notes due 2027 (the “Notes”) and 577,254 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.
In consideration of the foregoing, the parties hereto agree as follows:
1.Definitions.
As used in this Agreement, the following capitalized defined terms shall have the following meanings:
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such first Person; provided, however, (i) that the Company and its subsidiaries, on the one hand, and any Purchaser Party or any of its Affiliates or any of the Persons described in clause (ii), on the other hand, shall not be deemed to be Affiliates of each other and (ii) no Purchaser Party shall be considered an Affiliate of any investment fund affiliated with the Sponsor or any other “portfolio company” (as such term is customarily used among private equity investors) of any investment fund affiliated with the Sponsor, nor shall any investment fund affiliated with the Sponsor or any other portfolio company of any investment fund affiliated with the Sponsor be considered to be an Affiliate of any Purchaser Party. For this purpose, “control” (including its correlative meanings, “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
“Agreement” means this Registration Rights Agreement, including all Schedules hereto.
“as converted basis” means with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding Notes (at the Conversion Rate in effect on such date as set forth in the Indenture) are assumed to be outstanding as of such date.
“Block Trade” means an offering and/or sale of Registrable Securities by one or more of the Purchaser Parties to a limited number of offerees through a traditional block trade, which may or may not be on an underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.
“Block Trade Waiver” has the meaning set forth in Section 2.4.
“Closing Date” means the Closing Date as defined in the Purchase Agreement.
“Common Stock” has the meaning set forth in the preamble.
“Company” has the meaning set forth in the preamble and also includes the Company’s successors.

“Conversion Rate” has the meaning set forth in the Indenture.
“Demand Holder” means any Purchaser Party, any Permitted Counterparty that has foreclosed on or otherwise received the Registrable Securities in connection with a Permitted Transaction or any Holder that receives the Registrable Securities from such Permitted Counterparty, or any other Holder of at least 10% of the Registrable Securities, on an as converted basis.
“Depositary” means The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.
“Effectiveness Period” has the meaning set forth in Section 2.1(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.
“Financial Statement Extension” has the meaning set forth in Section 2.1(a).
“Holder” means any Purchaser Party or any Permitted Transferee, for so long as it owns any Registrable Securities, and its successors, assigns and direct and indirect transferees who become owners, beneficial or otherwise, of Registrable Securities.
“Indenture” means the Indenture pursuant to which the Notes will be issued.
“Issuer Free Writing Prospectus” has the meaning set forth in Section 2.1(f).
“Notes” has the meaning set forth in the preamble.
“Other Registration” means a registration effected pursuant to Section 2.2.
“Other Registration Statement” means a registration statement related to a registration pursuant to Section 2.2.
“Permitted Agreement” has the meaning set forth in Section 5.2.
“Permitted Counterparty” has the meaning set forth in the Purchase Agreement.
“Permitted Transaction” has the meaning set forth in the Purchase Agreement.
“Permitted Transferee” means (i) an Affiliate or subsidiary of the Purchaser or the Sponsor, (ii) any investment fund, vehicle, holding company or similar entity with respect to which a member of the Sponsor Group serves as a general partner, managing member, manager or advisor or (iii) without limiting Section 5.5, any successor entity of any Person referred to in clause (i) or (ii); provided, however, that in no event shall any “portfolio company” (as such term is customarily used among private equity investors) of any Person or any entity controlled by any portfolio company of any Person constitute a “Permitted Transferee”.
“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity or any group comprised of two or more of the foregoing.
“Prospectus” means the prospectus relating to the shares of Common Stock included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all materials incorporated by reference therein.
“Purchase Agreement” has the meaning set forth in the preamble.
“Purchaser” has the meaning set forth in the preamble.
“Purchaser Parties” means the Purchaser and any Permitted Transferee that is under common control with the Purchaser. For this purpose, “under common control with” with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
“Purchaser Party Underwritten Offering” means a distribution of Registrable Securities effected pursuant to Section 2.4.
“Registrable Securities” means the Notes and all shares of Common Stock acquired by the Holders pursuant to the Purchase Agreement, including for the avoidance of doubt any shares of Common Stock into which the Notes are convertible, including any securities acquired as a result of any payment of interest on the Notes in-kind or adjustment pursuant to the terms of the Notes, reclassification, recapitalization, stock split or combination, exchange or readjustment of such Common Stock, or any stock dividend or stock distribution in respect of such Common Stock; provided, however, that any such shares of Common Stock shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been sold or otherwise transferred or disposed pursuant to such Registration Statement, (ii) such Registrable Securities have been sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting transfer shall have been delivered by the Company and such Registrable Securities may be publicly resold without registration under the Securities Act, (iv) in the case of a Holder who is not Purchaser Party or an affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company, a minimum of one year has elapsed since the date of the acquisition of such Registrable Securities from the Company, or from an affiliate of the Company (as determined in accordance with Rule 144(d) under the Securities Act) in a transaction or chain of transactions not involving any public offering and all remaining Registrable Securities held by such Holder may immediately be sold under Rule 144 (or any similar provision then in force) under the Securities Act without any volume or manner of sale restrictions, (v) in the case of any Purchaser Party, (x) a minimum of one year has elapsed since the date of the acquisition of such Registrable Securities from the Company, or from an affiliate of the Company (as determined in accordance with Rule 144(d) under the Securities Act) in a transaction or chain of transactions not involving any public offering, (y) such Purchaser Party and any Affiliates of such Purchaser Party beneficially own less than 2% of the outstanding Common Stock of the Company, calculated in accordance with Section 13(d) of the Exchange Act, and (z) all remaining Registrable Securities held by such Purchaser may immediately be sold under Rule 144 (or any similar provision then in force) under the Securities Act without any volume or manner of sale restrictions or (vi) such Registrable Securities cease to be outstanding.
“Registration Expenses” means any and all expenses incident to performance of or compliance by the Company with this Agreement, whether or not a Registration Statement becomes effective, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of FINRA, (ii) all fees and expenses incurred by the Company in connection with compliance with state securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Registrable Securities and any filings with FINRA), (iii) all expenses of the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any securities sales agreements and other documents relating to the performance of and compliance with this Agreement,

(iv) all fees and expenses incurred by the Company in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (v) all rating agency fees incurred by the Company, if any, (vi) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, (vii) the reasonable and documented fees and expenses of the Trustee, and any escrow agent or custodian, (viii) the reasonable and documented fees and expenses of a single counsel to the Holders in connection with any Registration Statement, which counsel shall be a nationally recognized law firm experienced in securities law matters selected by the Holders, whether or not any Registration Statement is filed or becomes effective, and (ix) any fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding any underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.
“Registration Statement” means a Shelf Registration Statement or an Other Registration Statement.
“Regulation S” means Regulation S under the Securities Act, as amended.
“Required Percentage” means a majority of the Registrable Securities (including any issued and outstanding Notes on an as converted basis).
“Rule 144A” means Rule 144A under the Securities Act, as amended.
“SEC” means the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.
“Shelf Registration” means a registration effected pursuant to Section 2.1.
“Shelf Registration Statement” means a “shelf” registration statement of the Company pursuant to the provisions of Section 2.1 which covers all of the Registrable Securities on Form S-3 (including an automatic shelf registration statement filed pursuant to General Instruction I.D. of Form S-3) or, if not then available to the Company, on another appropriate form, including, for the avoidance of doubt, Form S-1, under Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
“Special Registration” means a registration effected pursuant to Section 2.4.
“Sponsor” means Warburg Pincus LLC.
“Sponsor Group” means the Sponsor and its subsidiaries and Affiliates.
“Suspension Period” has the meaning set forth in Section 2.8.
“Take-Down Notice” means a notice from a Holder given pursuant to Section 2.3.
“Target Effectiveness Date” has the meaning set forth in Section 2.1(a).
“Trustee” means The Bank of New York Mellon Trust Company, N.A.
“Underwritten Offering” means a distribution of Registrable Securities effected pursuant to Section 2.3.
“WKSI” means a “well-known seasoned issuer,” as defined in Rule 405 of the Securities Act.

2.    Registration Under the Securities Act.
2.1    Shelf Registration.
(a)    The Company shall, at its cost, use its reasonable best efforts to file and to cause to become effective a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders that have provided the information pursuant to Section 2.1(d) upon the earlier of (i) twelve (12) months after the Closing Date, if requested by a Demand Holder, no later than eleven (11) months, or ten (10) months if the Company is not a WKSI, after the Closing Date, or as soon as is reasonably practicable after a later request by any Demand Holder, or (ii) thirty (30) calendar days, or sixty (60) calendar days if the Company is not a WKSI (but in no event prior to August 10, 2020), following the request of any Demand Holder in connection with a Permitted Transaction (the last day of any period described in this clause, as such date may be extended as a result of a Financial Statement Extension, the “Target Effectiveness Date”); provided that the Company may delay filing such Shelf Registration Statement to complete any required financial statements (a “Financial Statement Extension”); provided, further, that such delay shall not exceed three (3) months from the date that the Company is required to cause the Shelf Registration Statement to become effective. The foregoing notwithstanding, in the event any Shelf Registration Statement is unable to become effective by the applicable Target Effectiveness Date for such Shelf Registration Statement contemplated above in this Section 2.1 as a result of an ongoing SEC review of such Shelf Registration Statement or any document incorporated by reference therein, the Company shall not be deemed in breach of its registration obligations hereunder as a result of such inability to cause such Shelf Registration Statement to become effective by such Target Effectiveness Date, provided that the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as reasonably practicable following such Target Effectiveness Time (and, in any event, within sixty (60) calendar days of the Target Effectiveness Date).
(b)    The Company shall, at its cost, use its reasonable best efforts, subject to Section 2.8, to keep the Shelf Registration Statement continuously effective and to re-file such Shelf Registration Statement upon its expiration in order to permit a Prospectus forming part thereof to be usable by Holders until all Registrable Securities cease to be outstanding or otherwise cease to be Registrable Securities (the “Effectiveness Period”). If the Company has complied with its obligations pursuant to Section 2.1(a) by filing and having declared effective a Shelf Registration Statement on Form S-3, but then becomes ineligible to file a Shelf Registration Statement on Form S-3, the Company shall use its reasonable best efforts to file a registration statement on Form S-1 registering the Registrable Securities for resale not later than thirty (30) calendar days after the date of such ineligibility (provided that the Company may delay filing such Shelf Registration Statement by a period of no more than three months to complete any required financial statements) and use its reasonable best efforts to have such registration statement declared effective as promptly as practicable.
(c)    Notwithstanding any other provisions hereof, the Company shall use its reasonable best efforts to provide that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)    Notwithstanding any other provision hereof, no Holder of Registrable Securities may include any of its Registrable Securities in a Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may reasonably and promptly request in writing for use in connection with such Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. As soon as practicable prior to the filing of a Shelf Registration Statement, the Company will provide notice to the Holders pursuant to Section 5.4 of its intention to file such Shelf

Registration Statement. In order to be named as a selling securityholder in the Prospectus at the time of effectiveness of a Shelf Registration Statement, each Holder must, prior to the later of (i) five (5) business days after receipt of a written request therefor and (ii) three (3) business days prior to the scheduled date, or if later, actual date of the filing of such Shelf Registration Statement, furnish such information that the Company may reasonably request in writing, if any, to the Company in writing and the Company shall include the information in such Shelf Registration Statement and the Prospectus as it deems necessary or advisable so that upon effectiveness of such Shelf Registration Statement the Holder will be permitted to deliver the Prospectus to purchasers of the Holder’s Registrable Securities. From and after the date that the Shelf Registration Statement becomes effective, upon the written request of a Demand Holder and receipt by the Company of such information that the Company may reasonably request in writing, the Company will use its reasonable best efforts to file as promptly as is reasonably practicable any amendments or supplements to the Shelf Registration Statement necessary for any Holders identified in such written request to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s securities (subject to the Company’s right to suspend any Shelf Registration Statement as described in Section 2.8 below); provided, however, that the Company shall not be required to file more than one post-effective amendment within a 30-calendar day period for all such Holders. If a post-effective amendment is required to be filed, the Company shall use its reasonable best efforts to have such post-effective amendment declared effective by the SEC, if necessary, as promptly as practicable after filing thereof. Each Holder named as a selling securityholder in the Prospectus agrees to promptly furnish to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading and any other information regarding such Holder and the distribution of such Holder’s Registrable Securities as the Company may from time to time reasonably request in writing.
(e)    Each Holder agrees not to sell any Registrable Securities pursuant to a Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof to the extent required by law and, following termination of the Effectiveness Period, to notify the Company, within ten (10) calendar days of a written request by the Company, of the amount of Registrable Securities sold pursuant to such Shelf Registration Statement and, in the absence of a response, the Company may assume that all of such Holder’s Registrable Securities have been so sold; provided that the Company shall use reasonable best efforts to confirm that all of such Holder’s Registrable Securities have been so sold prior to making such assumption.
(f)    The Company represents and agrees that, unless it obtains the prior consent of Demand Holders whose Registrable Securities are registered under the Shelf Registration Statement at such time or the approval of the counsel for the Holders of such Registrable Securities or the consent of the managing underwriter in connection with any Underwritten Offering of Registrable Securities, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and any such underwriter, it will not make any offer relating to the securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the SEC. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in a Shelf Registration Statement or Prospectus and that any Issuer Free Writing Prospectus, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(g)    The Company agrees to supplement or amend a Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company if required by the Securities Act, or to the extent the Company does not reasonably object, as reasonably requested in writing by any Purchaser Party with respect to information relating to such Purchaser Party or by the Trustee on behalf of the Holders with respect to information relating to the Holders, and to furnish to the Holders of Registrable Securities that are covered under such Shelf Registration Statement copies of any such supplement or amendment promptly after its being used or filed with the SEC in such amounts as they may reasonably request.
2.2    Piggyback Registration. Notwithstanding Section 2.1, if, at any time during the Effectiveness Period, the Company, for its own account or for the account of any other Persons, proposes to file a registration statement under the Securities Act covering the sale to the public of shares of Common Stock (other than (i) a registration of securities solely relating to an offering and sale to employees, directors or consultants of the Company or its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement, (ii) a registration pursuant to which the Company is offering to exchange its own securities for other securities, (iii) Registration Statement relating solely to dividend reinvestment or similar plans, (iv) registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public or (v) a Shelf Registration pursuant to Section 2.1) (any such registration statement pursuant to the foregoing clauses (i) through (iii), an “Other Registration Statement”), then the Company will give prompt written notice pursuant to Section 5.4 to each such Holder of Registrable Securities of the Company’s intention to do so. Upon the written request of any Holder, given within ten (10) calendar days after receipt by such Holder of such notice, the Company will, subject to the limits contained in this Section 2.2, use its reasonable best efforts to cause the number of shares of Common Stock requested to be registered by such Holder to be registered under the Other Registration Statement and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities under such Other Registration Statement. Notwithstanding the foregoing, in the case of an Underwritten Offering, if the Company is advised in writing in good faith by any managing underwriter with respect to an offering covered by an Other Registration Statement that the number of shares to be sold is greater than the number which can be offered without adversely affecting the offering, then the amount of securities to be offered shall be reduced to the amount recommended by such managing underwriter or underwriters in its or their good faith opinion, which will be allocated in the following order of priority: (i) first, the securities to be proposed to be sold by the Company for its own account and/or any other holders of Common Stock, other than the Holders, who have initiated such Underwritten Offering pursuant to demand registration rights of such other holders under a Permitted Agreement, (ii) second, and only if all of the securities in clause (i) have been included, for the account of any other holders of Common Stock that have requested to be included in such Underwritten Offering pursuant to piggyback registration rights under a Permitted Agreement, allocated pro rata among such Persons on the basis of the percentage of the registrable securities requested to be included in such Underwritten Offering by such Persons, (iii) third, and only if all of the securities in clause (ii) have been included, the Registrable Securities of the Purchaser Parties, (iv) fourth, and only if all of the securities in clause (iii) have been included, the Registrable Securities of the Holders other than the Purchaser Parties that have requested to participate in such Underwritten Offering, allocated pro rata among such Holders on the basis of the percentage of the Registrable Securities requested to be included in such Underwritten Offering by such Holders and (v) fifth, and only if all of the securities in clause (iv) have been included, for the account of any other holders of Common Stock that have requested to be included in such Underwritten Offering as a result of registration rights or otherwise that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect on such registration. The Company shall use reasonable best efforts to cause such Registrable Securities to be included in such Other Registration Statement and the managing underwriter or underwriters of a proposed Underwritten Offering to permit such Registrable Securities to be sold in accordance with the intended method(s) of distribution thereof on the same terms and conditions as any shares of Common Stock to be sold by the Company. All Holders of Registrable Securities proposing to distribute their securities through an Other Registration Statement that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.
2.3    Underwritten Offerings. If a Demand Holder proposes to offer and sell Registrable Securities pursuant to a Shelf Registration Statement in an offering to the public that involves an underwriter or underwriters, including in a block trade (an “Underwritten Offering”) the following conditions shall apply: (a) so long as the Shelf Registration Statement is effective, the Demand Holder may deliver a notice to the Company (a “Take-Down Notice”) stating that it, together with any other Holders, intend to sell at least $100,000,000 in aggregate value of Registrable Securities held by such Demand Holder and such other Holders in the aggregate (provided that, if the Purchaser Parties and their Affiliates do not collectively own at least $100,000,000 of Registrable Securities in the aggregate, any Purchaser Party shall be permitted to deliver, on one occasion only and on behalf of all Purchaser Parties, a Take-Down Notice requesting to sell all of the remaining Registrable Securities held by the Purchaser Parties pursuant to the Shelf Registration Statement and if all Holders and their Affiliates, except the Purchaser Parties, do not collectively own at least $100,000,000 of Registrable Securities in the aggregate, any Demand Holder shall be permitted to deliver, on one occasion only and on behalf of all Holders, except for the Purchaser Parties, a Take-Down Notice requesting to sell all of the remaining Registrable Securities held by the Holders, except for the Purchaser Parties, pursuant to the Shelf Registration Statement; provided, further, that the limitation to one occasion for a Take-Down Notice as described in the immediately preceding proviso shall not apply if the related offer and sale of Registrable Securities is not completed); (b) the Company will give written notice pursuant to Section 5.4 to each Holder of Registrable Securities of receipt of a Take-Down Notice and each other holder of securities of the Company having registration rights under a Permitted Agreement entitling them to include securities held by them in such Underwritten Offering; (c) based on the Take-Down Notice and any written request of any other Holder of Registrable Securities or other holders of securities having registration rights under a Permitted Agreement entitling them to include securities held by them in such Underwritten Offering, given within five (5) calendar days after receipt by such Holder of such notice (or, in the case of a holder of securities of the Company having registration rights under a Permitted Agreement, within any such other period of time as may be required pursuant to a Permitted Agreement), the Company will, subject to the limits contained in this Section 2.3, use its reasonable best efforts to promptly amend or supplement the Shelf Registration Statement as may be necessary, and to the extent required by law, so that the Shelf Registration Statement remains available in order to enable all Registrable Securities covered by the Take-Down Notice and such other requests to be distributed in an Underwritten Offering so long as such Underwritten Offering of Registrable Securities satisfies the dollar thresholds set forth in clause (a) above; (d) subject to the rights, if any, of any other holders of securities of the Company having registration rights under a Permitted Agreement to select or participate in the selection of the underwriter(s) of such Underwritten Offering, the Demand Holder that delivered the applicable Take-Down Notice shall select the underwriter(s) for each Underwritten Offering pursuant to this Section 2.3, provided that the managing underwriter(s) (if there is only one underwriter, such underwriter shall be deemed to be the managing underwriter) shall be reasonably acceptable to the Company and, if required under any Permitted Agreement, the requisite holders under such Permitted Agreement; (e) subject to the rights, if any, of any other holders of securities of the Company having registration rights under a Permitted Agreement in connection with such Underwritten Offering, the Company shall select the counsel for the managing underwriter(s), provided that such counsel shall be reasonably acceptable to the underwriter(s), the Demand Holder that delivered the applicable Take-Down Notice and, if required under any Permitted Agreement, the requisite holders under such Permitted Agreement; and (f) subject to the rights, if any, of any other holders of securities of the Company having registration rights under a Permitted Agreement in connection with such Underwritten Offering, the Demand Holder that delivered the applicable Take-Down Notice shall determine the timing and pricing of the Registrable Securities offered, including the underwriting discount and fees payable to the underwriters in such Underwritten Offering. The Holders whose Registrable Securities are included in the Underwritten Offering shall be solely responsible for all discounts and fees payable to such underwriters pro rata to the number of their Registrable Securities so included. No more than three Take-Down Notices, in the aggregate, may be delivered by the Demand Holders pursuant to this Section 2.3 in any period of twelve (12) consecutive months. To the extent holders of securities of the Company having registration rights under a Permitted Agreement are entitled under the terms of such Permitted Agreement to participate in an Underwritten Offering pursuant to this Section 2.3, the Holders agree that any Underwritten Offering conducted pursuant to this Section 2.3 shall also be conducted in accordance with any such rights under such Permitted Agreement (including permitting participation by such other securityholders such Underwritten Offering on a pari passu basis with Holders or as may otherwise be required pursuant to the terms of such Permitted Agreement). Notwithstanding anything herein to the contrary, nothing in this Section 2.3 shall amend, impact or otherwise affect the terms, provisions or obligations of any party pursuant to Section 2.1 above, including without limitation, altering the Company’s obligations to file and maintain the Shelf Registration Statement in accordance with the provisions of Section 2.1.
If the managing underwriter or underwriters of any Underwritten Offering pursuant to this Section 2.3 informs the Company and the Demand Holder that delivered the Take-Down Notice in writing that, in its or their opinion, the number of securities which the Company, the applicable Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such registration shall be reduced to the amount recommended by such managing underwriter or underwriters in its or their good faith opinion, which will be allocated in the following order of priority (i) first, for the account of the Demand Holder who initiated such Underwritten Offering, the Purchaser Parties, any other Holders who have requested to include their Registrable Securities in such Underwritten Offering and any holders of Common Stock that have requested to be included in such Underwritten Offering pursuant to piggyback registration rights under a Permitted Agreement, allocated pro rata among all such Persons on the basis of the percentage of the registrable securities requested to be included in such Underwritten Offering by such Persons, (ii) second, and only if all of the securities in clause (i) have been included, for the account of any other holders of Common Stock that have requested to be included in such Underwritten Offering as a result of other piggyback registration rights, allocated pro rata among all such Persons on the basis of the percentage of the Registrable Securities requested to be included in such Underwritten Offering by such Persons, (iii) third, and only if all of the securities in clause (ii) have been included, any securities proposed to be sold by the Company for its own account and (iv) fourth, and only if all of the securities in clause (iii) have been included, for the account of any other holders of Common Stock proposed to be included in such Underwritten Offering and that, in the opinion of the managing underwriter or underwriters, can be sold without having an adverse effect on such registration.
2.4    Block Trades. If a Purchaser Party wishes to engage in a Shelf Registration in the form of a Block Trade (either through filing an automatic shelf registration statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the provisions of Section 2.3, such Purchaser Party only needs to notify the Company and the other Purchaser Parties of the Block Trade on the day such Block Trade is to commence. The other Purchaser Parties must elect whether or not to participate in such Block Trade on the day such Block Trade is to commence, and the Company shall as expeditiously as possible use its reasonable best efforts (including co-operating with such Purchaser Parties with respect to the provision of necessary information) to facilitate such Block Trade (which may close as early as two (2) business days after the date it commences), provided, that in the case of such Block Trade, only Purchaser Parties shall have a right to notice and to participate, and provided, further, that the Purchaser Party requesting such Block Trade shall use commercially reasonable efforts to work with the Company, the other Purchaser Parties and the underwriters prior to making such request in order to facilitate preparation of offering documents related to the Block Trade. For the avoidance of doubt, Holders other than the Purchaser Parties shall not be entitled to make a demand for, receive notice of, or to elect to participate in, a Block Trade. Notwithstanding the foregoing, the effectiveness of this Section 2.4 shall be suspended if the Company enters into a Permitted Agreement and shall remain suspended unless and until the Company obtains a waiver under the Permitted Agreement permitting the effectiveness of this Section 2.4 (a “Block Trade Waiver”). The Company shall use its commercially reasonable efforts to obtain a Block Trade Waiver as promptly as practicable following execution of the Permitted Agreement; provided that the Company shall not be required to offer any concessions or make any expenditures (other than customary transaction expenses) or material undertakings in seeking such Block Trade Waiver. The Purchaser shall use commercially reasonable efforts to assist the Company in seeking a Block Trade Waiver and shall consider in good faith any amendments to this Section 2.4 proposed by any parties authorized to grant a waiver under the Permitted Agreement as a condition to granting a Block Trade Waiver. Without limiting the obligations of the Company and the Purchaser set forth above, failure to obtain a Block Trade Waiver, in and of itself, shall not be deemed a breach of this Agreement by either the Company or the Purchaser.
2.5    Clear Market. With respect to any Underwritten Offerings of Registrable Securities effected at the request any Purchaser Party pursuant to a Shelf Registration under Section 2.1 (each a “Purchaser Party Underwritten Offering”), the Company agrees not to effect (other than pursuant to the Shelf Registration applicable to such Purchaser Party Underwritten Offering or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than the Shelf Registration applicable to such Purchaser Party Underwritten Offering or pursuant to a Special Registration) covering any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed seven (7) calendar days prior and thirty (30) calendar days following the anticipated commencement of marketing or, if unmarketed, signing of an underwriting or purchase agreement for such offering or such longer period up to sixty (60) calendar days as may be requested by the managing underwriter for such Purchaser Party Underwritten Offering. “Special Registration” means the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, employees, consultants, customers, lenders or vendors of the Company or its subsidiaries or in connection with dividend reinvestment plans.
2.6    In-Kind Distributions. If any Purchaser Party seeks to effectuate an in-kind distribution of all or part of its Company Common Stock to its direct or indirect equityholders, the Company will, subject to applicable lock-ups pursuant to the Purchase Agreement, reasonably cooperate with and assist such Purchaser Party, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Purchaser Party (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent and the delivery of Company Common Stock without restrictive legends, to the extent no longer applicable).
2.7    Expenses. The Company shall pay all Registration Expenses in connection with the performance of or compliance with this Agreement by the Company. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Registration Statement.
2.8    Suspension. Notwithstanding any other provision hereof, the Company may suspend the use of any Prospectus, without being deemed in violation of any other provision hereof, for a period not to exceed an aggregate of ninety (90) calendar days in any twelve-month period (each, a “Suspension Period”), if the Company furnishes to the selling Holders a certificate signed by the chief executive officer, chief financial officer or chief legal officer of the Company stating that the Board of Directors of the Company has determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including without limitation proposed or pending corporate developments and similar events or because of required filings with the SEC or because of a planned bona fide financing of the Company or in order for the Company to comply with its obligations under a Permitted Agreement, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. Each selling Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of the Prospectus, except (a) for disclosure to such Holder’s Affiliates, and its and their respective employees, agents and professional advisers who reasonably need to know such information for purposes of assisting such Holder with respect to its investment in the Registrable Securities and agree to keep it confidential, (b) for disclosures to the extent required in order to comply with reporting obligations to such Holder’s limited partners or other direct or indirect investors who have agreed to keep such information confidential, (c) if and to the extent such matters are disclosed by the Company or any of its subsidiaries or any other Person on a non-confidential basis without breach of any confidentiality obligations by such disclosing party, (d) for disclosures that are necessary to comply with any law, rule or regulation, including formal and informal investigations or requests from any regulatory authority, (e) for disclosures to potential limited partners or investors of such Holder who have agreed to keep such information confidential and (f) for disclosures to potential transferees of such Holder’s Registrable Securities who have agreed to keep such information confidential, including any foreclosure pursuant to a Permitted Transaction or transfer in lieu of a foreclosure thereunder. The Company shall promptly notify the selling Holders upon the termination of any Suspension Period, amend or supplement the Prospectus and any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the selling Holders such numbers of copies of the Prospectus and any Issuer Free Writing Prospectus as so amended or supplemented as each such selling Holder may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by the Company, the instructions applicable to such registration form, the Securities Act or as may reasonably be requested by any selling Holder.
3.    Registration Procedures.
In connection with the obligations of the Company with respect to a Registration Statement, the Company shall, subject to the rights of the Company to invoke and maintain a Suspension Period with respect to a Registration Statement in accordance with Section 2.8 without being in violation of any of the provisions hereunder:
(a)    prepare and file with the SEC a Shelf Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the applicable requirements of Regulation S-T under the Securities Act, if any, and use reasonable best efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with Section 2;

(b)    prepare and file with the SEC such amendments and post-effective amendments to a Shelf Registration Statement as may be necessary under applicable law to keep such Shelf Registration Statement effective for the Effectiveness Period, subject to Section 2.8; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply during the Effectiveness Period with the provisions of the Securities Act and the Exchange Act required to enable the disposition of all Registrable Securities covered by a Shelf Registration Statement in accordance with the intended method or methods of distribution by the selling Holders thereof; provided, that in no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company, which agreement shall not be unreasonably withheld;
(c)    (i) notify each Holder of Registrable Securities of the filing of a Registration Statement with respect to the Registrable Securities; (ii) furnish to each Holder of Registrable Securities, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in writing, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the unrestricted sale or other disposition of the Registrable Securities; and (iii) subject to Section 2.8 and to any notice by the Company in accordance with Section 3(e) hereof of the existence of any fact of the kind described in Section 3(e)(i), hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities that has provided the information required by Section 2.1(d) in connection with the offering and sale of the Registrable Securities;
(d)    use reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an Underwritten Offering of Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;
(e)    notify promptly each Holder of Registrable Securities under a Registration Statement and, if requested by such Holder, confirm such advice in writing promptly (f) when a Registration Statement has become effective and when any post-effective amendments thereto have become effective, (g) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information relating thereto after a Registration Statement has become effective, (h) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (i) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective or a Prospectus is required to be delivered which makes any statement made in a Registration Statement or a related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading, (j) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (k) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate, other than a post-effective amendment solely to add selling Holders;
(f)    if requested by a Holder and subject to such Holder agreeing to keep the information contained therein confidential, furnish to such Holder of Registrable Securities (i) copies of any material comment letters received from the SEC with respect to a Registration Statement or any documents incorporated therein and (ii) any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information with respect to a Registration Statement and Prospectus;

(g)    use reasonable best efforts to promptly obtain the withdrawal of any order suspending the effectiveness of a Registration Statement and provide prompt notice to each Holder of the withdrawal of such notice, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (g) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;
(h)    furnish, upon written request, to each Holder of Registrable Securities and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);
(i)    if electronic global certificates for the Registrable Securities are not then available, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (other than as required by applicable law or the Purchase Agreement); and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture), if applicable, and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two (2) business days prior to the closing of any sale of Registrable Securities;
(j)    upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(ii), (iii), (iv), (v) and (vi) hereof, as promptly as practicable after the occurrence of such an event, but subject to Section 2.8, use reasonable best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of Registrable Securities covered by such Registration Statement of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;
(k)    promptly prior to the filing of any Registration Statement, any Prospectus, any amendment to the foregoing (other than amendments and supplements that do nothing more than name Holders and provide information with respect thereto and other than filings by the Company of Exchange Act reports), provide copies of such document to each Holder, and make representatives of the Company, as shall be reasonably requested by special counsel to the Holders of Registrable Securities, available for discussion of such document;
(l)    use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;
(m)    prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;
(n)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement (and in connection therewith, if reasonably required by the Company’s transfer agent, the Company will cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to such transfer agent, together with any other authorizations, certificates and directions reasonably required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any restrictive legend upon sale by the Holder or the underwriter or managing underwriter of an Underwritten Offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement);
(o)    enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all other customary and appropriate actions, if any, in order to expedite or facilitate the disposition of such Registrable Securities, including, but not limited to:
(i)    obtain opinions of counsel to the Company and updates thereof addressed to the underwriters, if any, covering the matters customarily covered in opinions and negative assurance letters delivered to underwriters in similar offerings;
(ii)    obtain “comfort” letters and updates thereof from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in a Registration Statement) addressed to the underwriters, such letters to be in form and substance consistent with “comfort” letters customarily provided to underwriters in similar offerings;
(iii)    if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures in customary form with respect to underwriters; and
(iv)    deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of the Registrable Securities being sold and the managing underwriters, if any.
This Section 3(o) shall apply only in connection with any Underwritten Offering of Registrable Securities using such Registration Statement pursuant to an underwriting or similar agreement as and to the extent required thereunder, and as reasonably requested by any of the parties thereto;
(p)    at a reasonable time prior to filing a Registration Statement, any Prospectus forming a part thereof, any amendment to the foregoing (other than amendments and supplements that do nothing more than name Holders and provide information with respect thereto and other than filings by the Company under the Exchange Act), (i) provide copies of such document to the Holders of Registrable Securities or to the underwriters of an Underwritten Offering of Registrable Securities, if any, (ii) consider such changes in any such document prior to the filing thereof as the Holders or the underwriters reasonably request for inclusion therein and provide to the Company in writing for inclusion therein within three (3) business days of delivery of such copies, and (iii) make the representatives of the Company available for discussion of such document as shall be reasonably requested in writing by the Holders of Registrable Securities, special counsel for the Holders of Registrable Securities or any underwriter; provided, however, that the foregoing discussion shall be coordinated on behalf of the parties entitled thereto by the special counsel to the Holders;
(q)    subject to Section 2.1(d) if requested by any Holder of Registrable Securities that has provided the information required by Section 2.1(d) or the underwriters, if any, incorporate in a Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holder or underwriter, if any, may reasonable request in writing to have included therein with respect to the name or names of such selling Holder, the number of Registrable Securities owned by such Holder, the plan of distribution of the Registrable Securities (as required by Item 508 of Regulation S-K), the number of Registrable Securities being sold, the purchase price being paid therefor, and any other terms of the offering of the Registrable Securities to be sold in such offering;
(r)    make available for inspection by a representative of the selling Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person;
(s)    use reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed if requested by a Demand Holder, or if requested by the underwriter or underwriters of an Underwritten Offering of Registrable Securities, if any;
(t)    in connection with an Underwritten Offering, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts);
(u)    otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and
(v)    cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of FINRA).
Without limiting the provisions of Section 2.1(d), the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.
Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii), (iii), (iv), (v) or (vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) or written notice from the Company that such Registration Statement is again effective and no amendment or supplement is needed, and, if so directed by the Company, such Holder will deliver to the Company (at Holder’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
If any of the Registrable Securities covered by any Registration Statement are to be sold in an Underwritten Offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Required Percentage of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements (in each case, in customary form) and other documents reasonably required under the terms of such underwriting arrangements.
4.    Indemnification; Contribution.
(a)    The Company agrees to indemnify and hold harmless each Holder, each of their respective directors and officers, and each Person, if any, who controls any such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that any such settlement is effected with the written consent of the Company; and
(iii)    against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto).
(b)    Each Holder, severally, but not jointly, agrees to indemnify and hold harmless the Company, and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by or on behalf of such Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.
(c)    Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (A) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party or (ii) be liable for any settlement of any such action effected without its prior written consent (which consent shall not be unreasonably withheld).
(d)    If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 4 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.
The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation (even if the Holders were treated as one entity for such purposes) which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it exceeds the amount of any damages which such Holder have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)    For purposes of this Section 4, each director and officer of any Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Holder, and each director and officer of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

(f)    The obligations of the Company and the Holders pursuant to this Section 4 shall be in addition to any liability that such party may otherwise have.
5.    Miscellaneous.
5.1    Rule 144, Rule 144A and Regulation S. For so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall use reasonable best efforts to timely file the reports required to be filed by it under Section 13 of 15(d) of the Exchange Act. If the Company ceases to be so required to file such reports, the Company shall use reasonable best efforts to, upon the request of any Holder of Registrable Securities, (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of the Notes pursuant to Rule 144A or Regulation S , and it will take such further action as any Holder of Registrable Securities may reasonably request for such purpose, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell (i) its Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) its Notes without registration under the Securities Act within the limitation of the exemption provided by Rule 144A or Regulation S or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
5.2    Other Agreements. Except as set forth on Schedule 5.2 (a “Permitted Agreement”), the Company has not entered into and the Company shall not, after the date of this Agreement, enter into any agreement which materially and adversely interfere with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof, including allowing any other holder of the Company’s Common Stock to have registration rights in the nature or substantially in the nature of those set forth in this Agreement that would have priority over or pari passu with the Registrable Securities with respect to the inclusion of such securities in any Registration Statement. Notwithstanding anything herein to the contrary, the terms of this Agreement shall not be interpreted in a manner inconsistent with a Permitted Agreement. In the event the terms of this Agreement conflict with the terms of a Permitted Agreement, the terms of the Permitted Agreement shall govern.
5.3    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Required Percentage of the Registrable Securities (including any issued and outstanding Notes on an as converted basis to Registrable Securities) affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, this Agreement may be amended by a written agreement between the Company and the Purchaser, without the consent of the Holders of the Registrable Securities, in order to cure any ambiguity or to correct or supplement any provision contained herein, provided that no such amendment shall adversely affect the interest of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any amendment, modification, waiver or consent pursuant to this Section 5.3, shall be bound by such amendment, modification, waiver or consent, whether or not any notice or writing indicating such amendment, modification, waiver or consent is delivered to such Holder.
5.4    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, hand delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to the Purchaser; and (b) if to the Company, initially at the Company’s address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.4.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two (2) business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent by facsimile; and on the next business day if timely delivered to an overnight courier.
Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, as required, at the address specified in the Indenture.
5.5    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof. The Purchaser (in its capacity as Purchaser) shall have no liability or obligation to the Company with respect to any failure by a Holder, other than the Purchaser, to comply with, or breach by any Holder, other than the Purchaser, of, any of the obligations of such Holder under this Agreement.
5.6    Third Party Beneficiaries. The Purchaser (even if the Purchaser is not Holders of Registrable Securities) shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.
5.7    Specific Enforcement. Without limiting the remedies available to the Purchaser and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2.1 may result in material irreparable injury to the Purchaser or the Holders for which there is no adequate remedy at law, that it may not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchaser or any Holder may seek such relief as may be required to specifically enforce the Company’s obligations under this Agreement.
5.8    Survival. The obligations set forth in Section 2.6 and Section 4 shall survive the termination of this Agreement.
5.9    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
5.10    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
5.11    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. The Company agrees that any suit or proceeding arising in respect of this Agreement engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.
5.12    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
5.13    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WEX INC.

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Chief Financial Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

WP BRONCO HOLDINGS, LLC

By:	/s/ Robert B. Knauss
Authorized Signatory

[Signature Page to Registration Rights Agreement]

Schedule 5.2
Permitted Agreements

1.
The Form of Investor Rights Agreement attached as Exhibit C to the Share Purchase Agreement, dated January 24, 2020, by and among WEX Inc., eNett International (Jersey) Limited, a Jersey limited company, Optal Limited, a private company limited by shares incorporated in England and Wales, Travelport Limited, a Bermuda exempted company, Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales, Optal Limited, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein.